HANSBERGER INTERNATIONAL FUND

Supplement dated June 29, 2012 to the Hansberger International Fund (the “Fund”) Statutory Prospectus dated May 1, 2012, as may be revised or supplemented from time to time.

Effective July 1, 2012, the expense cap for the Fund will be 1.60%, 2.35%, 2.35% and 1.35% for Class A, B, C and Y shares, respectively. This undertaking is in effect through April 30, 2013.

Hansberger International Fund

Supplement dated June 29, 2012 to the Equity Funds Statement of Additional Information (the “SAI”) dated May 1, 2012, as may be revised or supplemented from time to time.

Effective July 1, 2012, the table in the sub-section “Advisory Fees” within the section “Fund Charges and Expenses” in the SAI describing the expense limits and the dates of undertaking is amended to include the following:

NGAM Advisors, L.P. (“NGAM Advisors”) has given a binding contractual undertaking for all classes of the Fund in the table below to waive its advisory fee and, if necessary, to reimburse certain expenses, related to operating the Fund in order to limit their expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertaking is in effect through April 30, 2013 and will be reevaluated on an annual basis. This undertaking may be terminated before then only with the consent of the Fund’s Board. NGAM Advisors will be permitted to recover, on a class-by-class basis, expenses it has borne through the undertaking described above (whether through waiver of its advisory fee or otherwise) to the extent that a class’s expenses fall below the annual rate set forth in the relevant undertaking. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
Hansberger International Fund		July 1, 2012
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class Y	1.35%